UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 2004


                             The Wilber Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)


           New York                    001-31896             15-6018501
           --------                    ---------             ----------
  (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


                    245 Main Street, Oneonta, New York 13820
                    ----------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (607) 432-1700
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors of Principal Officers; Election of Directors;
            Appointment of Principal Officers.

(a)  Not applicable.

(b), (c) On September 24, 2004, the Wilber Corporation (the "Company") Board of Directors unanimously endorsed a succession plan under which Douglas C. Gulotty, will be promoted to President and Chief Operating Officer of Wilber National Bank (the "Bank"), effective January 1, 2005. Alfred S. Whittet, the current President and Chief Executive Officer of the Bank will, in accordance with the succession plan, relinquish his duties as President of the Bank effective January 1, 2005, but will continue to serve as its Chief Executive Officer, and also assume the position as the Bank's Vice-Chairman as of January 1, 2005. In addition, Mr. Whittet will continue as President and Chief Executive Officer of the Company, a position he has held since 1998.

Mr. Gulotty is currently Executive Vice President of the Bank, a position he has held since 2000. Prior to 2000, Mr. Gulotty held the position of Senior Vice President of Retail Banking. Mr. Gulotty began his career in financial services with Wilber National Bank as a Management Trainee in 1986. In addition, Mr.
Gulotty also serves as a trustee of the New York State Bankers' Service Corporation Board, a trustee of the Schenevus Central School District Board, and a member of the Board of Directors of the Oneonta Family YMCA.

       (d) Also related to the succession plan, Mr. Gulotty's appointment to the Board of Directors of Wilber National Bank effective January 1, 2005, was also approved.

Item 9.01   Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit
       No.            Description
       ---            -----------

      99.1 Press release, dated September 27, 2004 announcing the succession plan


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE WILBER CORPORATION
                                        ----------------------
                                             (Registrant)



                                        /s/ Joseph E. Sutaris
                                        Joseph E. Sutaris
                                        Treasurer & Chief Financial Officer
Date: September 27, 2004


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                                  EXHIBIT INDEX

      Exhibit
        No.                Description
        ---                -----------

       99.1                Press release, dated September 27, 2004


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